January 6, 2026 Tanger Properties Limited Partnership 3200 Northline Ave., Suite 360 Greensboro, NC 27408 Attn: Stephen J. Yalof Michael J. Bilerman (cc) Sarah Joplin (cc) Doug McDonald (cc) Jessica K. Norman (cc) Telephone: 336-292-3010 Telecopier: 336-297-0931 TO BE DELIVERED VIA EMAIL AND, IF REQUESTED BY BORROWER, OVERNIGHT COURIER Re: FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (as the same may have been from time to time amended, restated, supplemented, extended, or otherwise modified, the “Credit Agreement”) entered into as of April 12, 2024 among TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership (the “Borrower”), each lender from time to time party thereto either as a result of such party’s execution of such agreement as a “Lender” or as a result of such party being made a “Lender” thereunder by virtue of an executed assignment and assumption (collectively, in such capacities, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Agent”) and L/C Issuer. Ladies and Gentlemen: Reference is hereby made to the above-captioned Credit Agreement. Capitalized terms used herein (this “Letter Agreement”) and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Letter Agreement is for the purpose of the Borrower, Agent, and Lenders, as applicable, agreeing to the revision to the Credit Agreement. The Borrower has requested that Agent and Lenders agree to the following modifications to the Credit Agreement (collectively, the “Subject Revisions”): (a) The deletion of the term “SOFR Adjustment” from the defined terms set forth in Section 1.01 of the Credit Agreement and the replacement of same with the following: ““SOFR Adjustment” means zero (0).” (b) The addition of the following defined term in Section 1.01 of the Credit Agreement in its proper alphabetical order: ““Convertible Notes” means convertible or exchangeable notes or similar instruments issued by the Borrower or its Subsidiaries evidencing Indebtedness permitted to be incurred pursuant to Section 7.03 hereof that include an option or requirement to convert or exchange such instrument, in whole or in part, into or for Equity Interests of the Parent at a future date and that may be discharged, converted, exchanged, prepaid, repurchased or redeemed by (x) delivery of the Equity Interests of Exhibit 10.3 the Parent and/or (y) payments in cash, in whole or in part.” (c) The deletion of the term “Equity Interests” from the defined terms set forth in Section 1.01 of the Credit Agreement and the replacement of same with the following: ““Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person (but excluding Convertible Notes that are convertible or exchangeable into shares of capital stock unless and to the extent converted or exchanged into issued shares of capital stock) or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.” (d) The deletion of the final sentence of Section 1.03(a) of the Credit Agreement and the replacement of same with the following: “Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded (for the avoidance of doubt, and without limitation of the foregoing, Convertible Notes shall at all times be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares deliverable upon conversion thereof).” (e) The deletion of Section 8.01(e) of the Credit Agreement and the replacement of same with the following: “(e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment prior to the delinquency thereof (whether as a result of scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate outstanding principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount (determined as set forth in the definition of Threshold Amount), or (B) fails to observe or perform, beyond any applicable notice and cure periods, any other material agreement or condition relating to any such Indebtedness or Guarantee (determined as set forth in the definition of Threshold Amount) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; other than in the case of this clause (B), Convertible Notes which are prepaid, repurchased, redeemed or exchanged in accordance with the terms thereof prior to their maturity, and not in any case as a result of any breach or violation of the terms of such Convertible Notes; and/or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount

(determined as set forth in the definition of Threshold Amount); or” By their signatures attached hereto, each of the Borrower, Agent, and Lenders (as applicable) hereby consent and agree to the Subject Revisions, subject to each of the following conditions precedent: (a) the acknowledgement, consent, and agreement by each of the Borrower, Agent, and Lenders to the terms of this Letter Agreement through the execution and delivery hereof to counsel for the Agent as directed below on or prior to January 6, 2026; (b) Agent’s written confirmation to the Borrower and Lenders of receipt of the required signature pages referenced in clause (a) above; and (c) no Events of Default under the Credit Agreement shall be then-continuing as of the date on which the condition(s) set forth above are fully satisfied. The consent and agreement of the Borrower, Agent, and Lenders (as applicable) to the Subject Revisions is further subject to each of the following terms and conditions: (a) except as specifically modified hereby, each of the other terms and conditions of the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed and shall remain in force and effect; (b) the Subject Revisions shall, upon satisfaction of the conditions precedent to the effectiveness of this Letter Agreement, be deemed effective as of the date of this Letter Agreement; (c) nothing herein shall in any way prejudice, impair or affect the rights and remedies of the Agent or Lenders under the Credit Agreement and/or the other Loan Documents; (d) this Letter Agreement does not operate to waive any default or defined Event of Default, whether now existing or hereafter arising, under the Credit Agreement or the other Loan Documents and nothing contained herein does or is intended to constitute a waiver, or the creation of any agreement or commitment to provide any waiver in the future, of any such Event of Default or potential default or of the rights or remedies of the Agent or Lenders under the Credit Agreement and/or the other Loan Documents; and (e) nothing contained herein does or is intended to constitute an agreement or commitment by the Agent or any Lender to provide any release, amendment, supplement, extension, or other modification with respect to the Credit Agreement, the other Loan Documents, or the collateral held in connection therewith. Bank of America, N.A.’s execution and delivery hereof as the primary signatory to this Letter Agreement constitutes, as Agent and as a Lender, its agreement, acknowledgement, and acceptance hereof and of the modifications documented herein (subject to the conditions set forth above). To the extent this Letter Agreement accurately reflects the intentions of the Borrower or any Lender with respect to the Subject Revisions and such party is willing to acknowledge, consent and agree to the Subject Revisions and accept and agree to the conditions set forth in this Letter Agreement, please (a) have an authorized officer of such party execute four (4) originals of this Letter Agreement to acknowledge such acceptance and agreement, and (b) send a pdf of one of the executed pages to counsel for the Agent (Keith Mrochek at Troutman Pepper Locke, keith.mrochek@troutman.com), and (c) send the original signature pages via overnight courier to Mr. Mrochek at c/o Troutman Pepper Locke, 301 South College Street, Suite 3400, Charlotte, NC 28202, 704-998-4059 (office phone). Each of the undersigned hereby represents and warrants that he/she is duly authorized to execute and deliver this Letter Agreement to the parties hereto on behalf of the party for whom he/she has executed this Letter Agreement. This Letter Agreement may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this letter by telecopier or facsimile shall be effective as delivery of a manually executed counterpart thereof. This letter shall be governed by, and construed in accordance with, the laws of the State of New York. This Letter Agreement is subject to dispute resolution as provided in the Credit Agreement. Should you have any questions concerning the foregoing, please do not hesitate to contact us.

Sincerely, BANK OF AMERICA, N.A., in its capacity as Agent By: ___/s/ Molly J. Oxford_______ Name: Molly J. Oxford Title: Vice President BANK OF AMERICA, N.A., in its capacity as a Lender By: _/s/ Tanya L. Acosta__________ Name: Tanya L. Acosta Title: Senior Vice President The Subject Revisions are hereby acknowledged, accepted, and agreed to on the terms and conditions set forth above by the undersigned as of the date set forth below. BORROWER: Tanger Properties Limited Partnership, a North Carolina limited partnership By: Tanger Inc., its sole general partner By: __/s/ Thomas J. Guerrieri, Jr._____ Name: Thomas J. Guerrieri, Jr. Title: Senior Vice President, Chief Accounting Officer

The Subject Revisions are hereby acknowledged, accepted, and agreed to on the terms and conditions set forth above by the undersigned as of the date set forth below. LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: _/s/ Kate Brown_______ Name: Kate Brown Title: Vice President